                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                            SCHEDULE 14C INFORMATION



Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934


Check the appropriate box:


[X] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2))

[ ] Definitive Information Statement



                               ALD SERVICES, INC.

                (Name of Registrant As Specified In Its Charter)



Payment of Filing Fee (Check the Appropriate Box):


[X] No fee required

[ ] $125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11


1.  Title of each class of securities to which transaction applies:

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2.  Aggregate number of securities to which transaction applies:

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3.  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

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4.  Proposed maximum aggregate value of transaction

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5.  Total fee paid

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[ ] Check box if any party of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                               ALD Services, Inc.

                                doing business as

                                   MICROISLET

                           6540 Lusk Blvd., Suite C250

                               San Diego, CA 92121

                                 (858) 657-0287


May 17, 2002


Dear Stockholder:


On behalf of the Board of Directors, I cordially invite you to attend the Special Meeting of Stockholders of ALD Services, Inc. doing business as MicroIslet (the "Company"), to be held at 10:00 am Pacific Daylight Time on May 28, 2002, at the offices of the Company at 6540 Lusk Blvd, Suite C250, San Diego, CA 92121.

At the Special Meeting, the stockholders will be asked to vote to approve certain proposals made by the Board of Directors. The actions which the stockholders will be asked to approve are as follows:

(1) Amendment of the Company's Articles of Incorporation to increase its authorized capital stock from 25,000,000 shares of $0.001 par value common stock, to 50,000,000 shares of $0.001 par value common stock and 10,000,000 shares of $0.001 par value preferred stock;

(2) Amendment of the Company's Articles of Incorporation to change its name to MicroIslet, Inc; and

(3) Approval of the Company's 2000 Stock Option Plan.

We are not asking you for a proxy in conjunction with this Special Meeting, but you are urged to attend the meeting to assure that your vote is counted.

Sincerely,

John F. Steel IV
Chairman of the Board and Chief Executive Officer

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                           To Be Held on May 28, 2002

                    TO THE STOCKHOLDERS OF ALD SERVICES, INC.
                                       DBA
                                   MICROISLET


NOTICE IS HEREBY GIVEN that the Special Meeting of the Stockholders (the "Meeting") of ALD Services, Inc. doing business as MicroIslet (the "Company") will be held at 6540 Lusk Blvd., Suite C250, San Diego, CA 92121 at 10:00 a.m. Pacific Daylight Time, on Tuesday, May 28, 2002.

The Meeting is being held for the purpose of considering and voting upon the following matters:

(1) Amendment of the Company's Articles of Incorporation to increase its authorized capital stock from 25,000,000 shares of $0.001 par value common stock, to 50,000,000 shares of $0.001 par value common stock and 10,000,000 shares of $0.001 par value preferred stock;

(2) Amendment of the Company's Articles of Incorporation to change its name to MicroIslet, Inc; and

(3) Approval of the Company's 2000 Stock Option Plan.

We are not asking you for a proxy in conjunction with this Special Meeting, but you are urged to attend the meeting to assure that your vote is counted.

By Order of the Board of Directors



John F.  Steel IV
Chairman of the Board and Chief Executive Officer

Dated:  May 17, 2002

                              INFORMATION STATEMENT

                       SPECIAL MEETING OF THE STOCKHOLDERS

                                       OF

                               ALD Services , Inc.
                                 dba MICROISLET

                           To be held on May 28, 2002

                  --------------------------------------------



GENERAL INFORMATION

This Information Statement is furnished in connection with a Special Meeting of the Stockholders called by the Board of Directors of ALD Services, Inc. (the "Company") to be held at the offices of the Company at 6540 Lusk Blvd., Suite C250, on Tuesday, May 28, 2002 at 10:00 am Pacific Daylight Time, and at any and all postponements, continuations or adjournments thereof (collectively the "Meeting"). This Information Statement and the accompanying Notice of Special Meeting will be first mailed or given to the Company's stockholders on or about May 17, 2002.

All properly issued and outstanding shares of the Company's common stock ("Common Stock"), represented either in person or by proxy will be eligible to be voted at the Meeting.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

BACKGROUND INFORMATION

The Company was incorporated under the laws of the state of Nevada on November 10, 1998. Its business plan was to seek to provide guidance to start-up and development stage companies in functional areas such as logistics, supply, transportation, contracting, financial and manpower management. The Company primarily engaged in organizational activities and conducted only limited business activities.

On December 14, 2001, there was a change of control of the Company as a result of the sale and purchase of approximately 90% of its issued and outstanding stock. This change in control also resulted in a change in Company management. The successor management elected to change the Company's business plan by characterizing the Company as a public "blind pool" or "blank check" company. The Company's plan of operations became to seek, investigate, and if warranted, acquire one or more properties or businesses through a reverse merger or other similar type of business acquisition transaction.

In furtherance of its business plan, on April 24, 2002, the Company acquired MicroIslet, Inc., a Delaware corporation ("MicroIslet") through a merger of the Company's newly-formed, wholly-owned subsidiary with MicroIslet (the "Merger"). MicroIslet's stockholders were issued a total of 19,215,538 shares of the Company's authorized but unissued common stock, representing approximately 85% of the post-Merger outstanding shares of the Company. In the Merger, MicroIslet common shares were exchanged on a one-for-one basis for the Company's Common Stock, and MicroIslet's Series A Preferred shares were exchanged on a 15.627538-for-one basis for the Company's Common Stock.

MicroIslet is a biotechnology company engaged in the research, development and commercialization of patented technologies in the field of transplantation therapy for patients with insulin-dependent diabetes. MicroIslet has licensed several technologies from Duke University Medical Center developed over the last decade for the isolation, culture, storage and encapsulation (microencapsulation) of insulin-producing islet cells from porcine sources. These proprietary methods are among advances in the field of transplantation that may enable diabetic patients to become free from insulin injections. MicroIslet's ultimate goal is to offer a solution towards a cure for diabetes worldwide.

VOTING RIGHTS AND OUTSTANDING SHARES

Only holders of record of Common Stock at the close of business on May 3, 2002 (the "Record Date") will be entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding and entitled to vote 22,624,036 shares of Common Stock.

Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon.

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on proposals presented to the Stockholders and will have the same effect as negative votes.

As of the Record Date, two Stockholders, John F. Steel IV and Richard Schoninger, own in the aggregate approximately 51.1% of the Company's issued and outstanding Common Stock, and are therefore in position to control the outcome of the vote at the Meeting. Mr. Steel and Mr. Schoninger have advised the Company that they intend to vote in favor of each of the matters to be submitted to the stockholders for approval. As a result, the Company believes that the three matters being submitted to the stockholders will be approved.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company's Common Stock as of May 3, 2002 by: (i) each director; (ii) each person who is known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock; (iii) each person who served as the Company's Chief Executive Officer during the last completed fiscal year; and
(iv) all executive officers and directors of the Company as a group.

       NAME AND ADDRESS                                             BENEFICIAL
       OF BENEFICIAL OWNER(1)                                       OWNERSHIP(2)     TOTAL
       ---------------------------------------------------------------------------------------
       John F. Steel IV                                               9,376,500        41.4%

       Richard Schoninger                                             2,187,850         9.7%

       Diasense, Inc.                                                 3,465,451        15.3%
       2276 Swallow Hill Road, Suite 2500
       Pittsburgh, Partnership Agreement  15220

       Don Saunders (3)                                               2,744,339        12.1%
       900 E. Desert Inn Road, Apt. 521
       Las Vegas, NV  89109

       Thomas K. Russell                                                275,132         1.2%
       30 Sembrado
       Rancho Santa Margarita, CA 92688

       Frank Danesi, Jr.                                                     --          --
       8787 Washburn Road
       Las Vegas, NV 89149

       Haro Hartounian, Ph.D.                                           764,011(4)      3.3%

       Robert W. Anderson, M.D.                                          58,604          *

       Steven T. Frankel (5)                                                 --          --

       James R. Gavin III, M.D., Ph.D.                                   66,417(4)        *

       All Officers & Directors as a Group (6 in Number) (6)          10,238,181       43.6%
                                                                    ------------      -------

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* Less than one percent.

(1) Except as otherwise indicated, the address for each beneficial owner is 6540 Lusk Blvd., Suite C250, San Diego, CA 92121.

(2) Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 22,624,036 shares outstanding on May 3, 2002, adjusted as required by rules promulgated by the SEC.

(3) Includes 2,096,971 shares held by Mr. Saunders and his wife as trustees of a revocable living trust, for which Mr. Saunders shares voting and investment power with his wife, and 647,368 shares held by Mr. Saunders and his wife as trustees of an irrevocable trust for which Mr. Saunders shares voting and investment power with his wife.

(4) Represents shares issuable upon exercise of options exercisable within 60 days of May 3, 2002.

(5) Mr. Frankel was appointed as a director on May 9, 2002, and on the same date granted a fully vested option under the Company's 2000 Stock Option Plan to purchase 94,000 shares of Common Stock at [$__.___] per share. Such option was not outstanding at May 3, 2002 and therefore has not been included in this table.

(6) Includes 861,681 shares subject to options exercisable within 60 days of May 3, 2002.

CHANGES IN CONTROL

On December 14, 2001, a change in control of the Company occurred as the result of a private sale by Frank Danesi, Jr., of 3,075,000 shares of Common Stock to The Don and Bonnie Saunders Family Trust (as buyer and agent for certain nominees), for a cash purchase price of $300,000. The shares purchased represented approximately 90% of the Company's issued and outstanding Common Stock at the time of the sale.

In connection with the Merger described above under the heading "Background Information," a change in control of the Company occurred on April 24, 2002. Control was acquired by the former stockholders of MicroIslet, who upon closing of the Merger, acquired approximately 85% of the post-Merger shares of Common Stock of the Company. In addition, the sole director of the Company resigned effective upon the close of business on April 24, 2002, and was replaced by a four-member Board of Directors consisting of John F. Steel, IV, Haro Hartounian, Ph.D., Robert W. Anderson, M.D., and James R. Gavin, III, M.D., Ph.D.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

No officer or director received any remuneration from the Company during the last fiscal year.

                         PROPOSALS FOR STOCKHOLDER VOTE



                                   PROPOSAL 1

                   AMENDMENT OF THE ARTICLES OF INCORPORATION
   INCREASING THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 25,000,000
      TO 50,000,000, AND CREATING A CLASS OF "BLANK CHECK" PREFERRED STOCK

General

The Company and its Board of Directors believe it would be in the best interests of the Company and its stockholders to adopt an amendment of the Company's Articles of Incorporation pursuant to which (i) the number of shares of the Company's Common Stock, par value $0.001 per share, would be increased from 25,000,000 shares to 50,000,000 shares, (ii) 10,000,000 shares of "blank check"
Preferred Stock, par value $0.001 per share, would be created. The proposed amendment of the Articles of Incorporation will become effective upon filing of a Certificate of Amendment with the Nevada Secretary of State, which the Company currently plans to make as soon as reasonably practicable after the Meeting. The full text of the Certificate of Amendment is attached to this Information Statement as Exhibit A.

Rationale for Increasing Authorized Common Stock

The Company presently has 22,624,036 shares of Common Stock outstanding. The Company also has outstanding warrants to purchase an aggregate of 1,500,000 shares of Common Stock which will be exercisable beginning August 1, 2002, and non-plan options to purchase an aggregate of 140,649 shares of Common Stock, 26,046 of which are exercisable as of the date of this Information Statement. The Company also has outstanding options under the Company's 2000 Stock Option Plan. See Proposal 3 below.

Approval of the amendment of the Company's Articles of Incorporation will increase the authorized number of shares of Common Stock from 25,000,000 to 50,000,000, thereby creating an additional 25,000,000 shares of Common Stock. The increase will enable the Board of Directors, without further action of the stockholders, to reserve shares for issuance upon exercise of options or warrants presently outstanding or issued in the future, and upon conversion of any shares of Preferred Stock which may be issued in the future, and to issue shares of Common Stock, up to the new authorized number of shares (excluding reserved shares of Common Stock) from time to time for various purposes as the Board of Directors deems necessary. On such purpose will be to facilitate the reserve of Common Stock for issuance in accordance with the Company's 2000 Stock Option Plan described in Proposal 3 below. Such purposes may also include possible future financing or acquisition transactions, stock dividends or distributions, and employee compensation and incentivization. Such issuances, particularly if in private financings, could be at prices less than the public trading price of the Common Stock at the time. Stockholders should be aware that the Company will likely in the future require significant amounts of additional working capital and may need to, among other things, issue and sell unregistered Common Stock in private transactions to fund working capital requirements. Such transactions might not be available on terms favorable to the Company, or at all. The Common Stock authorized would be available for issuance by the Board of Directors without further action by the stockholders, unless such action was specifically required by applicable law or rules of any stock exchange or market system on which the Company's securities may then be listed.

Anti-Takeover Effects of Common Stock

Shares of Common Stock issued by the Board of Directors could be utilized, under certain circumstances, to make an attempt to gain control of the Company more difficult or time-consuming. For example, shares of Common Stock could be issued to purchasers who might side with management in opposing a takeover bid which the Board of Directors determines is not in the best interests of the Company and its stockholders. This provision may thus be viewed as having possible anti-takeover effects. In certain circumstances the issuance of Common Stock without further action by the stockholders may have the effect of delaying, deferring or preventing a change of control of the Company, may discourage bids for the Company's Common Stock at a premium over the market price of the Common Stock and may adversely affect the market price of Common Stock.

Description of Common Stock

The Common Stock is a typical and customary form of common stock and is publicly traded on the Over The Counter Bulletin Board. The holders of Common Stock are entitled to one vote per share on all matters to be voted upon by stockholders. Except as set forth below, the holders of Common Stock are not entitled to cumulate their votes in the election of directors. All shares of Common Stock rank equally as to voting and all other matters. Subject to the prior rights of holders of Preferred Stock, if any, the holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available for payment. Such dividends may be paid in cash, property or shares of Common Stock. The shares of Common Stock have no pre-emptive or conversion rights, no redemption or sinking fund provisions and are not liable for further call or assessment.

The Company is a Nevada corporation incorporated under Nevada law. Nevertheless, most of the Company's business operations are conducted in California, and, under Section 2115 of the California General Corporation Law ("California Corporate Law Section 2115"), a corporation like the Company that is not incorporated under California law is deemed to be a "pseudo-foreign corporation" in California and as such is subject to a broad selection of provisions of the California General Corporation Law if (a) more than half of its business (based on a three-factor formula including property, payroll and sales) is conducted in California and (b) more than half of its voting securities are held of record by persons having addresses within California. The Company was not subject to California Corporate Law Section 2115 prior to the Merger with MicroIslet. The Company may become subject to California Corporate Code Section 2115 effective upon the first date of its next income year if the tests for applicability of such section are satisfied for the current income year as determined by the Company on or after the 135th day of the next income year. The Company is not able determine at this time whether it will be subject to California Corporate Code Section 2115 for its next income year.

In the event the Company becomes subject to California Corporate Code Section 2115, stockholders of the Company may thereafter exercise cumulative voting rights. If cumulative voting rights exist, each holder of Common Stock will be entitled, for each share held, to the number of votes equal to the number of directors to be elected. Each stockholder may give one candidate, who has been nominated prior to voting, all the votes such stockholder is entitled to cast or may distribute such votes among as many such candidates as such stockholder chooses. However, no stockholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and at least one stockholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes.

Description of Blank Check Preferred Stock

The term "blank check" refers to Preferred Stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of the series of which are determined by the Board of Directors of the Company from time to time. The authorization of such blank check Preferred Stock would permit the Board of Directors to authorize and issue Preferred Stock from time to time in one or more series. Subject to the Company's Articles of Incorporation, as amended, and the limitations prescribed by law or any stock exchange or national securities association trading system on which the Company's securities may then be listed, the Board of Directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences, and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights, dividend rates, terms of redemption, redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the Preferred Stock, in each case without any further action or vote by the stockholders. The Board of Directors would be required to make any determination to issue shares of Preferred Stock based on its judgment as to the best interests of the Company and its stockholders.

Rationale for Creating Blank Check Preferred Stock

The proposed amendment to the Articles of Incorporation will provide the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its Common Stock, as it will allow Preferred Stock to be available for issuance from time to time and with such features as determined by the Board of Directors for any proper corporate purpose. It is anticipated that such purposes may include, without limitation, the issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets. The Board of Directors could, among other things, create a series of Preferred Stock, which is convertible into Common Stock either on a fixed basis or on a floating conversions price basis. The Board of Directors has no immediate plans, understandings, agreements or commitments to issue Preferred Stock.

Anti-Takeover Effects of Preferred Stock

Any issuance of Preferred Stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible Preferred Stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of tender offer, proxy contest, merger or otherwise. The ability of the Board of Directors to issue such additional shares of Preferred Stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of Preferred Stock to persons friendly to the Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be deemed by the stockholders to be generally favorable.

While the proposed amendment to the Articles of Incorporation may have anti-takeover ramifications, the Board of Directors believes that the financial flexibility offered by the proposed amendment outweighs any disadvantages. To the extent that the proposed amendment may have anti-takeover effects, it may encourage persons seeking to acquire the Company to negotiate directly with the Company's Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the stockholders' interest.

The Board of Directors approved the proposed amendment to the Company's Certificate of Incorporation on May 9, 2002, subject to stockholder approval.

Approvals Required

The affirmative vote of the holders of not less than a majority of the outstanding shares of Common Stock is required to approve the proposal.

The Board of Directors recommends that stockholders vote FOR the approval of the amendment of the Company's Articles of Incorporation increasing the authorized number of shares of Common Stock to 50,000,000, and creating a class of 10,000,000 shares of "blank check" Preferred Stock.

                                   PROPOSAL 2

                          APPROVAL OF AMENDMENT OF THE
   ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO MICROISLET, INC.

The Company and its Board of Directors believe it would be in the best interests of the Company and its stockholders to adopt an amendment of the Company's Articles of Incorporation pursuant to which the Company's name would be changed to MicroIslet, Inc. The proposed amendment of the Articles of Incorporation will become effective upon filing of a Certificate of Amendment with the Nevada Secretary of State, which the Company currently plans to make as soon as reasonably practicable after the Meeting. The full text of the Certificate of Amendment is attached to this Information Statement as Exhibit A.

In connection with the Merger described earlier under the heading "Background Information," the Company became a holding company whose business is represented entirely by the business of MicroIslet. The Company currently does business under the name MicroIslet in its principle location of San Diego County, California. The Company feels it appropriate that its name should be formally changed to MicroIslet, Inc.

Approvals Required

The affirmative vote of the holders of not less than a majority of the outstanding shares of Common Stock is required to approve the proposal.

The Board of Directors recommends that stockholders vote FOR the approval of the amendment of the Company's Articles of Incorporation changing the name of the Company to MicroIslet, Inc.


                                   PROPOSAL 3
                     APPROVAL OF THE 2000 STOCK OPTION PLAN

On November 7, 2000, the Board of Directors of MicroIslet adopted and MicroIslet's stockholders approved the 2000 Stock Option Plan (the "Plan"). The Plan was subsequently amended to increase the number of shares available to its current total of 4,000,000. Immediately prior to the Merger, MicroIslet had outstanding options to purchase an aggregate of 2,861,395 under the Plan.

The Plan and all outstanding options under the Plan were assumed by the Company in the Merger. On May 9, 2002, the Board of Directors of the Company ratified the Plan on behalf of the Company, authorized additional grants of options to purchase an additional 344,000 shares, and directed that the Plan be submitted to the Company's stockholders for approval.

Approvals Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to approve the Plan.

The Board of Directors recommends that stockholders vote FOR the approval of the 2000 Stock Option Plan.

                      SUMMARY OF THE 2000 STOCK OPTION PLAN

GENERAL

The Plan provides for the grant of both incentive and nonstatutory stock options. Incentive stock options granted under the Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options.

PURPOSE

The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward persons who provide services to the Company and by motivating such persons to contribute to the growth and profitability of the Company.

ADMINISTRATION

The Plan is administered by the Board of Directors and its designees. The Board has the power, subject to the provisions of the Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration to be paid upon exercise of an option, and other terms of the option. The Board of Directors is authorized to delegate administration of the Plan to a committee, but has not done so as of the date of this Information Statement.

STOCK SUBJECT TO THE 2000 STOCK OPTION PLAN

The share reserve under the Plan will, upon approval of the stockholders of Proposal 1 described above, be equal to 4,000,000 shares. As of May 3, 2002, of the total shares available under the Plan, 2,861,395 shares were subject to outstanding options and 1,138,605 shares were available for future grants, for a combined total of 4,000,000 shares, which is the maximum number of shares that may be issued under the Plan. If options granted under the Plan expire, are cancelled or otherwise terminate without being exercised, the shares of Common Stock subject to such expired, cancelled or terminated options will then be available for grant under the Plan.

ELIGIBILITY

Nonstatutory stock options may be granted only to employees, directors and consultants of the Company, or certain related entities or designated affiliates. An incentive stock option can only be granted to a person who, on the effective date of grant, is an employee of the Company, a parent corporation or a subsidiary corporation. Any person who is not an employee on the effective date of grant will be granted only a nonstatutory stock option. As of May 3, 2002, approximately 15 persons would have been eligible to receive grants under the Plan.

No incentive stock options may be granted under the Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company, or any of its parent or subsidiary corporations, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options granted under the Plan are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its parent and subsidiary corporations) may not exceed $100,000.

TERMS OF OPTIONS

The following is a description of the permissible terms of options under the Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

EXERCISE PRICE; PAYMENT. The exercise price of incentive stock options under the Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options may not be less than 85% of the fair market value of the stock subject to the option on the date of the option grant, or in the case of a nonstatutory stock option granted to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company, 110% of such fair market value. At May 3, 2002, the closing price of the Company's Common Stock as reported on the Over The Counter Bulletin Board was $4.70 per share. The exercise price of options granted under the Plan must be paid: (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership of shares of Common Stock of the Company owned by the optionee having a fair market value not less than the exercise price, (iii) pursuant to Regulation T ("cashless exercise"), (iv) for optionees who are employees, in the Company's sole and absolute discretion, by delivery of a promissory note, (v) in any other form of legal consideration acceptable to the Board, or (vi) any combination of the above.

OPTION EXERCISE. Options granted under the Plan may become exercisable ("vest") in cumulative increments as determined by the Board. With the exception of an option granted to an officer, director or consultant, options must vest at a rate of at least 20% of the shares subject to option per year. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the Plan may permit exercise prior to vesting, which is commonly referred to as an "early exercise" feature, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares acquired pursuant to such option at their original exercise price in the event that the optionee's service terminates.

TERM. The maximum term of options under the Plan is ten years, except that in certain cases (see "Eligibility" above) the maximum term is five years. The Plan provides for earlier termination of an option due to the optionee's cessation of service. Options under the Plan generally will terminate three months after the optionee's cessation of continuous service. However, in the event the optionee's continuous service terminates due to the optionee's disability, then the optionee may exercise any of the vested portion of the option at any time during the six months after the optionee's cessation of service. If the optionee's continuous service terminates due to the death of the optionee, then the option may be exercised to the extent vested on the date of death for six months after the optionee's death. In no event, however, may an option be exercised later than the date of the expiration of the option's term as set forth in the optionee's stock option agreement.

CHANGE IN CONTROL. The Plan defines a "Change in Control" of the Company as any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the event, direct or indirect beneficial ownership of more than 50% of the total combined voting power of the stock of the Company, its successor or the corporation to which the assets of the Company were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of the Company's voting stock; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

RESTRICTIONS ON TRANSFER

Incentive stock options granted under the Plan may not be transferred except by will or by the laws of descent and distribution, and may be exercised during the lifetime of the person to whom the option is granted only by such person. A nonstatutory stock option is not transferable in any manner other than (i) by will or by the laws of descent and distribution, or (ii) to the extent permitted by the Board in a particular option grant, by gift to certain family members or other specific entities controlled by or for the benefit of such family members.

EFFECT OF CERTAIN CORPORATE EVENTS

In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments will be made in the number and class of shares subject to the Plan and to any outstanding options, and in the exercise price per share of any outstanding options. Any fractional share resulting from an adjustment will be rounded down to the nearest whole number, and at no time will the exercise price of any option be decreased to an amount less than par value of the stock subject to the option.

If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume the Company's rights and obligations under the outstanding options or substitute substantially equivalent options for such corporation's stock. However, if an outstanding option is not assumed or replaced, the Plan provides that the vesting and exercisability of the option will be accelerated, effective ten days prior to the Change in Control. Options that are not assumed, replaced or exercised prior to the Change in Control will terminate. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

The Board may amend or terminate the Plan at any time. If not sooner terminated, the Plan will terminate on the date on which all shares of Common Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. All options under the Plan must be granted, if at all, on or before November 7, 2010.

The Board may also amend the Plan at any time or from time to time. However, no amendment authorized by the Board will be effective unless approved by the stockholders of the Company if the amendment would: (i) increase the number of shares reserved for options under the Plan; (ii) change the class of persons eligible to receive incentive stock options; or (iii) modify the Plan in any other way if such modification requires stockholder approval under applicable law, regulation or rule.

FEDERAL INCOME TAX INFORMATION

INCENTIVE STOCK OPTIONS. An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option. Optionees who do not dispose of their shares for two years following the date the incentive stock option was granted or within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies both such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares either within two years after the date of grant or within one year from the date of exercise (referred to as a "disqualifying disposition"), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

NONSTATUTORY STOCK OPTIONS. Options not designated or qualifying as incentive stock options will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally does not recognize taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.

POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. Code Section 162(m) denies a deduction to the Company for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with applicable regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: (a) either (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, (ii) the per-employee limitation is approved by the stockholders, (iii) the option is granted by a compensation committee comprised solely of "outside directors" (as defined in Section 162(m)) and (iv) the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (b) the option is granted by a compensation committee comprised solely of outside directors and is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established by the compensation committee while the outcome is substantially uncertain and approved by the stockholders.

The Plan was adopted by MicroIslet at a time when MicroIslet was not a publicly held corporation and then adopted by the Company as successor corporation to MicroIslet. In accordance with applicable regulations issued under Section 162(m), for a corporation such as MicroIslet that was not a publicly held corporation and later becomes a publicly held corporation, the deduction limit of Section 162(m) does not apply to compensation received pursuant to the exercise of a stock option granted on or before the first meeting of stockholders at which directors are to be elected that occurs after the close of the first calendar year following the calendar year in which the corporation becomes publicly held. Accordingly, the deduction limits of Section 162(m) will not apply to options granted on or before the Company's 2003 annual meeting of stockholders.

The Plan does not currently set forth an annual per employee limitation as required under Section 162(m) and the Plan is not currently administered by a compensation committee comprised solely of outside directors. The Company intends prior to its 2003 annual meeting of stockholders to amend the Plan and its administration procedures, and to seek stockholder approval of such amendments to the extent required, to cause options granted after such meeting to qualify as performance-based compensation.

OTHER TAX CONSEQUENCES. The foregoing discussion is intended to be a general summary only of the federal income tax aspects of options granted under the Plan; tax consequences may vary depending on the particular circumstances at hand. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable. Participants in the Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.

NEW PLAN BENEFITS

Except as set forth below, no benefits have been received or allocated to any employee, director or consultant under the Plan since it was assumed by the Company, and therefore a "New Plan Benefits" table has not been included. The Board of Directors granted on May 9, 2002 an option to William Kachioff, appointed the Company's Chief Financial Officer and Secretary on that date, to purchase 250,000 shares at [$__.__] per share, and an option to Steven T. Frankel, a director of the Company elected on May 9, 2002, to purchase 94,000 shares at [$___.__] per share. Such grants are not subject to stockholder approval of the Plan.

The Plan is being submitted for stockholder approval so that (i) the Board will have the flexibility to grant stock options under the Plan that qualify as "incentive stock options" under the Internal Revenue Code and (ii) the Company may, if it is required to do so, qualify the options to be granted under the Plan pursuant to the provisions of the California Corporation Code and certain regulations issued by the California Department of Corporations.

                                 OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting.


By Order of the Board of Directors
/s/ John F. Steel IV
----------------------------------
John F. Steel IV
Chairman of the Board and Chief Executive Officer

                                   EXHIBIT A


                            CERTIFICATE OF AMENDMENT
                                       TO
                          THE ARTICLES OF INCORPORATION
                                       OF
                               ALD SERVICES, INC.


1.       Name of corporation:  ALD Services, Inc.


2.       The articles have been amended as follows:


FIRST: Article 1 of the Articles of Incorporation is amended in its entirety to read as follows:

                  1.       Name of Company:  MicroIslet, Inc.



SECOND: Article 4 of the Articles of Incorporation is amended in its entirety to read as follows:

                  4.       Authorized Shares:

                           A. This corporation is authorized to issue two
                  classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is sixty million (60,000,000) shares. Fifty million (50,000,000) shares shall be Common Stock, each having a par value of one tenth of one cent ($0.001). Ten million (10,000,000) shares shall be Preferred Stock, each having a par value of one tenth of one cent ($0.001).

                           B. The Preferred Stock may be issued from time to
                  time in one or more series. The Board of Directors is hereby authorized, by filing a certificate (a "Preferred Stock Designation") pursuant to the corporation laws of the State of Nevada, to fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles of Incorporation have voted in favor of the amendment is: _____%.


Officer Signature:


-------------------------------------------------------------------
John F. Steel IV, Chairman of the Board and Chief Executive Officer

                                   APPENDIX 1


                                MICROISLET, INC.
                             2000 STOCK OPTION PLAN


1        ESTABLISHMENT, PURPOSE AND TERM OF PLAN.
         ---------------------------------------

1.1 Establishment. The MicroIslet, Inc. 2000 Stock Option Plan (the "PLAN") is hereby established effective as of November 7, 2000.

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its shareholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

2        DEFINITIONS AND CONSTRUCTION.
         ----------------------------

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

2.1.1 "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "BOARD" also means such Committee(s).

2.1.2 "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

2.1.3 "COMMITTEE" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

2.1.4 "COMPANY" means MicroIslet, Inc., a Delaware corporation, or any successor corporation thereto.

2.1.5 "CONSULTANT" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to
Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

2.1.6 "DIRECTOR" means a member of the Board or of the board of directors of any other Participating Company.

2.1.7 "DISABILITY" means the inability of the Optionee, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Optionee's position with the Participating Company Group because of the sickness or injury of the Optionee.

2.1.8 "EMPLOYEE" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

2.1.9 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

2.1.10 "FAIR MARKET VALUE" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

2.1.10.A If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in THE WALL STREET JOURNAL or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

2.1.10.B If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

2.1.11 "INCENTIVE STOCK OPTION" means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

2.1.12 "INSIDER" means an officer or a Director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

2.1.13 "NONSTATUTORY STOCK OPTION" means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

2.1.14 "OPTION" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

2.1.15 "OPTION AGREEMENT" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof. An Option Agreement may consist of a form of "Notice of Grant of Stock Option" and a form of "Stock Option Agreement" incorporated therein by reference, or such other form or forms as the Board may approve from time to time.

2.1.16 "OPTIONEE" means a person who has been granted one or more Options.

2.1.17 "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

2.1.18 "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation.

2.1.19 "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

2.1.20 "RULE 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

2.1.21   "SECURITIES ACT" means the Securities Act of 1933, as amended.

2.1.22 "SERVICE" means an Optionee's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. An Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. Furthermore, an Optionee's Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Optionee's Service shall be deemed to have terminated unless the Optionee's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee's Option Agreement. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Optionee's Service has terminated and the effective date of such termination.

2.1.23 "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

2.1.24 "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

2.1.25 "TEN PERCENT OWNER OPTIONEE" means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3        ADMINISTRATION.
         --------------

3.1 Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option.

3.2 Authority of Officers. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3 Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

3.3.1 to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

3.3.2 to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

3.3.3 to determine the Fair Market Value of shares of Stock or other property;

3.3.4 to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option,
(ii) the method of payment for shares purchased upon the exercise of the Option,
(iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee's termination of Service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

3.3.5 to approve one or more forms of Option Agreement;

3.3.6 to amend, modify, extend, cancel or renew any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

3.3.7 to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee's termination of Service with the Participating Company Group;

3.3.8 to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

3.3.9 to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.4 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4        SHARES SUBJECT TO PLAN.
         ----------------------

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in
Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be One Million (1,000,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise of an Option subject to a Company repurchase option and are repurchased by the Company at the Optionee's exercise price, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan. However, except as adjusted pursuant to Section 4.2, in no event shall more than One Million (1,000,000) shares of Stock be available for issuance pursuant to the exercise of Incentive Stock Options (the "ISO SHARE ISSUANCE LIMIT"). Notwithstanding the foregoing, at any such time as the offer and sale of securities pursuant to the Plan is subject to compliance with Section
260.140.45 of Title 10 of the California Code of Regulations ("SECTION 260.140.45"), the total number of shares of Stock issuable upon the exercise of all outstanding Options (together with options outstanding under any other stock option plan of the Company) and the total number of shares provided for under any stock bonus or similar plan of the Company shall not exceed thirty percent (30%) (or such other higher percentage limitation as may be approved by the shareholders of the Company pursuant to Section 260.140.45) of the then outstanding shares of the Company as calculated in accordance with the conditions and exclusions of Section 260.140.45.

4.2 Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the ISO Share Issuance Limit set forth in Section 4.1, and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

5        ELIGIBILITY AND OPTION LIMITATIONS.
         ----------------------------------

5.1 Persons Eligible for Options. Options may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, "Employees," "Consultants" and "Directors" shall include prospective Employees, prospective Consultants and prospective Directors to whom Options are granted in connection with written offers of an employment or other service relationship with the Participating Company Group. Eligible persons may be granted more than one (1) Option. However, eligibility in accordance with this Section shall not entitle any person to be granted an Option, or, having been granted an Option, to be granted an additional Option.

5.2 Option Grant Restrictions. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service with a Participating Company, with an exercise price determined as of such date in accordance with
Section 6.1.

5.3 Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this
Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

6        TERMS AND CONDITIONS OF OPTIONS.
         -------------------------------

                  Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) the exercise price per share for a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) no Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten
(10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company, and (d) with the exception of an Option granted to an officer, Director or Consultant, no Option shall become exercisable at a rate less than twenty percent (20%) per year over a period of five (5) years from the effective date of grant of such Option, subject to the Optionee's continued Service. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3 Payment of Exercise Price.

6.3.1 FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent,
(ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "CASHLESS Exercise"), (iv) provided that the Optionee is an Employee (unless otherwise not prohibited by law, including, without limitation, any regulation promulgated by the Board of Governors of the Federal Reserve System) and in the Company's sole discretion at the time the Option is exercised, by delivery of the Optionee's promissory note in a form approved by the Company for the aggregate exercise price, provided that, if the Company is incorporated in the State of Delaware, the Optionee shall pay in cash that portion of the aggregate exercise price not less than the par value of the shares being acquired, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

6.3.2    LIMITATIONS ON FORMS OF CONSIDERATION.

6.3.2.A Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

6.3.2.B Cashless Exercise. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

6.3.2.C Payment by Promissory Note. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Option is granted. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

6.4 Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group's tax withholding obligations have been satisfied by the Optionee.

6.5 Repurchase Rights. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Option is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Optionee shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

6.6 Effect of Termination of Service.

6.6.1 OPTION EXERCISABILITY. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after an Optionee's termination of Service only during the applicable time period determined in accordance with this Section 6.6 and thereafter shall terminate:

6.6.1.A Disability. If the Optionee's Service with the Participating Company Group terminates because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of six (6) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "OPTION EXPIRATION DATE").

6.6.1.B Death. If the Optionee's Service with the Participating Company Group terminates because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of six (6) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months (or such longer period of time as determined by the Board, in its discretion) after the Optionee's termination of Service.

6.6.1.C Termination After Change in Control. The Board may, in its discretion, provide in any Option Agreement that if the Optionee's Service with the Participating Company Group ceases as a result of "Termination After Change in Control" (as defined in such Option Agreement), then (1) the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date, and (2) the exercisability and vesting of the Option and any shares acquired upon the exercise thereof shall be accelerated effective as of the date on which the Optionee's Service terminated to such extent, if any, as shall have been determined by the Board, in its discretion, and set forth in the Option Agreement. Notwithstanding the foregoing, if it is determined that the provisions or operation of this Section 6.6(a)(iii) would preclude treatment of a Change in Control as a "pooling-of-interests" for accounting purposes and provided further that in the absence of the preceding sentence such Change in Control would be treated as a "pooling-of-interests" for accounting purposes, then this Section 6.6(a)(iii) shall be void AB INITIO, and the vesting and exercisability of the Option shall be determined under any other applicable provision of the Plan or the Option Agreement evidencing such Option.

6.6.1.D Other Termination of Service. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability, death or Termination After Change in Control, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

6.6.2 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in
Section 6.6(a) is prevented by the provisions of Section 10 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

6.6.3 EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.6(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

6.7 Transferability of Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Option Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in Section 260.140.41 of Title 10 of the California Code of Regulations, Rule 701 under the Securities Act, and the General Instructions to Form S-8 Registration Statement under the Securities Act.

7        STANDARD FORMS OF OPTION AGREEMENT.
         ----------------------------------

7.1 Option Agreement. Unless otherwise provided by the Board at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.

7.2 Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any standard form of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.

8        CHANGE IN CONTROL.
         -----------------

8.1 Definitions.

8.1.1 An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company;
(ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

8.1.2 A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a "TRANSACTION") wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or, in the case of a Transaction described in Section 8.1(a)(iii), the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

8.2 Effect of Change in Control on Options. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "ACQUIRING CORPORATION"), may, without the consent of any Optionee, either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. In the event the Acquiring Corporation elects not to assume or substitute for outstanding Options in connection with a Change in Control, any unexercisable or unvested portions of outstanding Options and any shares acquired upon the exercise thereof held by Optionees whose Service has not terminated prior to such date shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of any Option and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its discretion.

9        PROVISION OF INFORMATION.
         ------------------------

                  At least annually, copies of the Company's balance sheet and income statement for the just completed fiscal year shall be made available to each Optionee and purchaser of shares of Stock upon the exercise of an Option. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure them access to equivalent information.

10       COMPLIANCE WITH SECURITIES LAW.
         ------------------------------

                  The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

11       TERMINATION OR AMENDMENT OF PLAN.
         --------------------------------

                  The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's shareholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's shareholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Option unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

12       SHAREHOLDER APPROVAL.
         --------------------

                  The Plan or any increase in the maximum aggregate number of shares of Stock issuable thereunder as provided in Section 4.1 (the "AUTHORIZED SHARES") shall be approved by the shareholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Options granted prior to shareholder approval of the Plan or in excess of the Authorized Shares previously approved by the shareholders shall become exercisable no earlier than the date of shareholder approval of the Plan or such increase in the Authorized Shares, as the case may be.

         IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the MicroIslet, Inc. 2000 Stock Option Plan as duly adopted by the Board on November 7, 2000.


                                            ------------------------------------
                                            Secretary